UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 6, 2005

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	000-22893 (Commission File Number)	94-2424084 (IRS Employer Identification No.)
400 KATO TERRACE
FREMONT, CA 94539
(Address of principal executive offices, including zip code)
510-623-9400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Change in Registrant’s Certifying Accountants
(a) Dismissal of PricewaterhouseCoopers LLP
On December 6, 2005, the Audit Committee of the Board of Directors of Aehr Test Systems (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm, effective immediately.

PwC’s reports on the Company’s financial statements for the fiscal years ended May 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended May 31, 2005 and 2004, and through December 6, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no “reportable events” (as defined in the Securities and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).

The Company provided PwC with a copy of the above disclosures and requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Attached as Exhibit 16.1 is a copy of the PwC letter to the Securities and Exchange Commission.
(b) Engagement of Burr, Pilger & Mayer LLP
On December 6, 2005, the Audit Committee of the Board of Directors of the Company engaged Burr, Pilger & Mayer LLP (“BPM”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2006. During the Company’s two most recent fiscal years ended May 31, 2005 and May 31, 2004 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted with BPM regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

The Company has requested that BPM review this Form 8-K and provided BPM the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. BPM has advised the Company that it has reviewed this Form 8-K and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.
Item 9.01.      Financial Statements and Exhibits.
(c) Exhibits
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 9, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEHR TEST SYSTEMS
By:	/s/ GARY L. LARSON
Gary L. Larson
Vice President of Finance and Chief Financial Officer

Date: December 9, 2005

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 9, 2005.

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